UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2023
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Fisker Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38625	82-3100340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1888 Rosecrans Avenue
Manhattan Beach, California 90266
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (833) 434-7537
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	FSR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 6, 2023, the Board of Directors of Fisker Inc. (the "Company") appointed Florus Beuting as Chief Accounting Officer to serve as the Company's principal accounting officer. The offer letter dated October 8, 2023, executed by Fisker Group Inc. and Mr. Beuting, is attached as Exhibit 99 and is incorporated herein. Mr. Beuting, age 48, will receive an annual salary of $350,000 and will be eligible to participate in Fisker Group Inc.'s bonus plan and stock-based compensation programs, including its retention programs. In accordance with the offer letter, Mr. Beuting will be granted an initial equity award consisting of restricted stock units that vest over four years and have a value of $350,000. The number of restricted stock units granted will be based on the fair market value of the Company's stock on the date of grant.

Mr. Beuting served as Chief Accounting Officer of PLBY Group, Inc. from February 2021 until November 2023 and was Vice President, Controller at NBCUniversal Media, LLC from December 2017 until February 2021. From September 2015 until November 2017, Mr. Beuting was Assistant Controller of Snap Inc. Prior to serving in those roles, Mr. Beuting was employed by Demand Media Inc. as Senior Director of Accounting and Financial Reporting, Dole Food Company Inc. as Senior Manager of Corporate Reporting, and Ernst & Young LLP as a Senior Manager. Mr. Beuting holds a Master of Science in accounting from the University of Notre Dame and a Master degree in International Business from the University of Maastricht.

Item 9.01    Financial Statements and Exhibits.
(d)    List of Exhibits.

Exhibit No.	Description

99	Offer letter, dated October 8, 2023, between Fisker Group Inc. and Florus Beuting.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2023	FISKER INC.

	By:	/s/ Geeta Gupta-Fisker
Dr. Geeta Gupta-Fisker Chief Financial Officer and Chief Operating Officer
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